Exhibit 99.1

Bringing medical inn vation to life Bringing medical inn vation to life Orchestra BioMed Corporate Presentation Q2 2023

Forward-Looking Statements

This presentation has been prepared for informational purposes only from information supplied by Orchestra BioMed Holdings, Inc., referred to herein as "we," "our," "Orchestra BioMed," and "the Company," and from third-party sources indicated herein. Such third-party information has not been independently verified. Orchestra BioMed makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information.

Certain statements included in this document that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook" and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements relating to the potential safety and efficacy of our product candidates, the timing of our planned pivotal trials, expected market sizes for our product candidates, the ability of our partnerships to accelerate clinical development, and our estimated future financial performance and financial position. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; failure to realize the anticipated benefits of the business combination; risks related to regulatory approval of the Company's product candidates; the timing of, and the Company's ability to achieve expected regulatory and business milestones; the impact of competitive products and product candidates; and the risk factors discussed under the heading "Item 1A. Risk Factors" in the Company's quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission on May 12, 2023 as updated by any risk factors disclosed under the heading "Item 1A. Risk Factors" in the Company's subsequently filed quarterly reports on Form 10-Q.

The Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. Given these risks and uncertainties, the Company cautions against placing undue reliance on these forward-looking statements, which only speak as of the date of this press release. The Company does not plan and undertakes no obligation to update any of the forward-looking statements made herein, except as required by law.

2

Orchestra BioMed™

Orchestra BioMed Executive Summary



Partnership-enabled business model designed to **accelerate innovation** to patients, drive strong partner and shareholder value and yield **exceptional future profitability**



BackBeat CNT™ targets >$10B annual hypertension markets

Firmware upgrade to existing pacemaker

Statistically significant double-blind, randomized preliminary trial efficacy data

Plan to initiate pivotal trial H2 2023

Strategic collaboration

Medtronic

Double-digit revenue share



Virtue® SAB targets >$3B annual artery disease markets

Protected sirolimus delivery, non-coated balloon

Strong 3-year multi-center preliminary trial safety and efficacy data

Plan to initiate pivotal trial H2 2023

Strategic collaboration

TERUMO

Double-digit revenue share



Strong balance sheet and outstanding investors

Medtronic rtw PERCEPTIVE ADVISORS TERUMO

3

Orchestra BioMed™

Enable new growth opportunities Outsource development Minimize P&L dilution 4 Orchestra BioMed’s Partnership - enabled Model Benefits All Development Strategic Partners Commercialization /ŵƉƌŽǀĞƉĂƚŝĞŶƚůŝǀĞƐ ĐĐĞůĞƌĂƚĞĚĞǀĞůŽƉŵĞŶƚ >ĞǀĞƌĂŐĞĞǆƉĞƌƚŝƐĞΘƌĞƐŽƵƌĐĞƐ Secure substantial long - term royalties Outsource commercialization Multiple pipeline opportunities Shared Benefits

Highly Accomplished Executive Team & Board



David Hochman
Chairman, CEO, Founder
Orchestra Medical Ventures · Motus GI · Prolor Biotech · Health Dialog



Darren R. Sherman
President, COO, Director, Founder
Orchestra Medical Ventures · Caliber · Revivant · Cordis



Andrew Taylor
Chief Financial Officer
Motus GI · avertix · AC Lordi



Yuval Mika, Ph.D.
GM & CTO, Bioelectronic Therapies
BackBeat Medical · Impulse Dynamics · MetaCure



George Papandreou, Ph.D.
GM & SVP, Focal Therapies
Cordis · Bard · BD



Hans-Peter Stoll, M.D., Ph.D.
Chief Clinical Officer
Micra · Cordis · Biosensors · GE Healthcare



Bill Little
EVP, Corporate Dev. & Strategy
Abbott · neovasc · St. Jude Medical · Bard · BD · Boston Scientific

Avi Fischer, M.D.
SVP, Medical Affairs & Innovation
Abbott · Mount Sinai Hospital

J.C. Simeon
SVP, Quality
Amring Pharmaceuticals

Inessa R. Wheeler
VP, Marketing
LifeCell · Cordis

Bob Laughner
VP, Regulatory Affairs
AstraZeneca · MedImmune · Cook Medical

Stephen A. Zielinski
VP, Product Dev., Bioelectronic Therapies
Boston Scientific · Medtronic · Cirtec

Ziv Belsky
VP, Research, Bioelectronic Therapies
NewPace · Novogate Medical · FNA

Juan Lorenzo
VP, Product Dev., Focal Therapies
Cordis · Cerenovus · J&J

Executive Team: >250 Years of Experience, ~25 Avg Industry Years, >100 Product Approvals & >600 Authored Patents

Jason Aryeh
Board Member
Ligand · Anebulo Pharmaceuticals

Pamela Connealy
Board Member
Pyxis Oncology · Immunovant · Genentech · salesforce · Bill & Melinda Gates foundation · kiva

Eric S. Fain, M.D.
Board Member
Procyrion · Abbott · St. Jude Medical

Eric A. Rose, M.D.
Board Member
Abiomed · SIGA · MacAndrews & Forbes Holdings Inc. · Columbia University Medical Center

Geoffrey W. Smith
Board Member
Digitalis · ABV · Brigham and Women's Hospital · Mount Sinai Hospital

5

Orchestra BioMed™

Advancing High-Impact Pipeline

Product Platforms	Target Indications	Preclinical	Clinical Feasibility	Clinical Pivotal	Partner	Study Sponsor
BackBeat Cardiac Neuromodulation Therapy (CNT™)	*Hypertension (HTN) (pacing patients; HTN+P)*				Medtronic	Orchestra BioMed
	High-Risk HTN (non-pacing patients)				Medtronic ROFN	
CNT - HF	*Heart Failure*					
Virtue® Sirolimus AngioInfusion™ Balloon (SAB)	*Coronary In-Stent Restenosis (ISR)*	FDA Breakthrough[3]			TERUMO	Orchestra BioMed
	Coronary Small Vessel (SV)[1]	FDA Breakthrough[4]			TERUMO	TERUMO
	Below-the-Knee (BTK)[1]	FDA Breakthrough[5]			TERUMO	TERUMO
SirolimusEFR™ / Microporous Balloon	*Urethral Strictures & BPH Osteoarthritis*					

[1]Plan to leverage existing coronary ISR data to support potential Pivotal Study, although there have only been limited discussions with the FDA or a comparable foreign regulator in this regard. [2]Will seek to leverage data from HTN+P pilot and pivotal trials to support clinical and regulatory development for High-Risk HTN indication given that age and other demographic factors of the target population are expected to be similar, the type of hypertension treated will likely be isolated systolic hypertension which is predominant in the HTN+P population, and other co-morbidities are also expected to be common to both target populations. However, there have been no discussions with the FDA or a comparable foreign regulator in this regard. [3]Virtue SAB has received Breakthrough Device Designation for the balloon dilatation of the stenotic portion (up to 26 mm length) of a stented coronary artery (in-stent restenosis (ISR)) that is 2.25 to 4.0 mm in diameter, for the purpose of improving lumen diameter; [4]Virtue SAB has received Breakthrough Device Designation for the balloon dilatation of the de novo stenotic portion (up to 26mm in lesion length) of a native coronary artery of 2.0 mm to 2.5 mm in diameter (small coronary arteries), for the purpose of improving lumen diameter; [5]Virtue SAB has received Breakthrough Device Designation for the balloon dilatation of the stenotic portion (up to 18 mm length) of an infrapopliteal artery (P-3 segment or distal, below the knee, with reference vessel diameter (RVD) 2.25 - 4.0 mm), for the purpose of improving lumen diameter. All references to clinical study initiations for HTN+P, Coronary ISR and Coronary SV indications are based on ongoing interactions with US FDA regarding IDE approvals or Japan PMDA regarding CTN approvals, which are required to start clinical studies. With respect to BackBeat CNT for HTN, Orchestra and Medtronic have had initial interactions with the FDA regarding IDE approval and expect to continue interactions regarding clinical trial design and submission requirements ahead of submitting documentation for approval in the second half of 2023. A pre-CTN discussion with the PMDA is planned for December 2022 with submission for CTN approval anticipated in the second half of 2023. With respect to Virtue SAB for Coronary ISR, Orchestra has been working on IDE approval with the FDA under the breakthrough designation program to define all of the elements necessary for IDE approval and Orchestra expects to complete the agreed upon work and submit documentation for approval in Q1 of 2023. Orchestra and Terumo have had initial interactions with the PMDA and expect to submit for CTN approval for Coronary ISR and SV studies in the second half of 2023. FDA and PMDA responses are expected approximately 30 days following formal submissions; clinical study enrollment is expected to begin approximately 6-8 weeks after regulatory approvals; study enrollment timelines are currently estimated to be 12-18 months for all referenced studies although actual study enrollment timeframes may be longer; final primary endpoint results for all studies are at 12 months from enrollment with the exception of Japan Coronary ISR & SV studies, which are expected to be at 6 months from enrollment.

6

Orchestra BioMed™

Strong Collaborations Position Us for Long-term Success

BackBeat CNT in collaboration with Medtronic

Medtronic

- Global market leader in pacemakers: **>$1.5B** in annual revenues
- Providing leading device plus clinical & regulatory resources
- Exclusive global commercial rights for HTN+Pacemaker market
- **$50M equity investment** in Orchestra BioMed
- Right of first negotiation to expand global rights for the treatment of non-pacemaker HTN patients

---

- Sponsor for BackBeat CNT HTN + Pacemaker global pivotal study
- **$500 - $1,600** per BackBeat CNT-enabled device sold[1] under existing reimbursement codes

>$10 Billion

Targeted Annual Global Market Opportunities*

Virtue SAB in collaboration with Terumo

Terumo

- Global leader in interventional cardiology: **>$2.5B** in annual revenues[2]
- **$30M upfront payment** and potential future milestones
- $5M equity investment in Orchestra BioMed
- Responsible for clinical and regulatory expenses, excluding Virtue ISR-US study, as well as device supply chain and commercialization
- Positioned to become Terumo's flagship therapeutic offering

---

- Sponsor for Virtue ISR-US pivotal study
- **10-15% royalty PLUS per unit payments** for SirolimusEFR™
- Retains rights to Virtue SAB for clinical applications outside of coronary and vascular interventions

>$3 Billion

Targeted Annual Global Market Opportunities*

*Total addressable market in 2025 based on company estimates; [1] Amount is based on higher of (1) a fixed dollar amount per device (amount varies materially on a country-by-county basis) or (2) a percentage of sales. [2] Based on Terumo's consolidated financial results for the fiscal year ended March 31, 2022

7

Orchestra BioMed™

8 BackBeat Cardiac Neuromodulation Therapy Ρ (CNT Ρ )

BackBeat CNT™ Overview

Unmet Need

- ***Hypertension is the leading global risk factor for death and #1 comorbidity in pacemaker population, affecting over 70% of patients***[1]
- Older population at ***increased risk for major events*** & challenges with drug compliance
- Additional opportunity to treat high-risk patients not indicated for a pacemaker

Innovation

- Bioelectronic therapy ***designed to substantially & persistently lower blood pressure***
- ***Compatible with standard pacemaker devices*** & leverages existing treatment paradigm
- ***Compelling clinical data from double-blind randomized study:*** significant 8.1 mmHg net reduction in 24-Hr aSBP at 6 months & 17.5 mmHg reduction in oSBP at 2 years[2,3]

Collaboration with Medtronic

- **Global pacemaker leader** providing technology and support for global pivotal trial
- Exclusive commercialization rights in the pacemaker-indicated patient population
- ***Orchestra Biomed to receive double-digit revenue sharing***



BP
120
150
120
0
CNT: ON

9

[1]Company estimates based on published sources, including National Inpatient Survey (NIS) and National Health and Nutrition Examination Survey (NHANES); [2]Kalaras et al. Journal of the American Heart Association. ahajournals.org/doi/10.1161/JAHA.120.020492; [3]Burkhoff. MODERATO II Study 2-Year Results TCT 2021;. ***Definitions:*** Ambulatory Systolic Blood Pressure (aSBP) and Office Systolic Blood Pressure (oSBP)

Orchestra BioMed™

Large Global Opportunity for Treating Hypertension in Target Populations *Total addressable market in 2025 based on company estimates; 1 Company estimates based on published sources, including National Inpatient Survey (NIS) and National Health and Nutrition Examination Survey (NHANES); 2 Known and well - characterized population, multiple references available; Definition: Hypertension (HTN) 10 >$10 Billion Potential Annual Global Market Opportunity* >3.1 M Addressable HTN Patients HTN + Pacemaker • Over 70% of pacemaker patients have HTN 1 • Older, co - morbid population at increased risk of major events 2 High Risk HTN (Non - pacemaker) • Older patients with isolated systolic hypertension (ISH) and comorbidities 750,000 patients >$2 Billion Annual Global Opportunity 2,400,000 patients >$8 Billion HTN + Pacemaker High Risk HTN

• Bioelectronic therapy designed to leverage standard dual - chamber pacemaker - Same implant procedure and lead positions - Large trained physician pool that already implant pacemakers - Same target patient population that already need pacemakers - Leverageable existing reimbursement with robust payment opportunity for novel devices with novel capabilities • Mechanism of action - Designed to substantially reduce blood pressure by reducing preload through programmed pacing with short AV delays - Designed to maintain reduction by modulating sympathetic tone and reducing afterload through programmed variable pressure patterns Designed to Substantially Lower BP & Maintain Reduction BackBeat CNT Ρ 11 Designed to Substantially and Persistently Lower Blood Pressure 1. Reducing Preload Lowers BP 2. Modulating Sympathetic Tone & Reducing Afterload Maintains Reduction in BP SBP (mmHg) Time (s) 155 150 145 140 135 130 0 50 100. 150 200 250 300

MODERATO II Double - Blind, Randomized Results ĂĐŬĞĂƚEd Ρ ƐŚŽǁĞĚĞŶĐŽƵƌĂŐŝŶŐƌĞƐƵůƚƐŝŶ DKZdK//͕ĂƉƌŽƐƉĞĐƚŝǀĞ͕ŵƵůƚŝ Ͳ ĐĞŶƚĞƌ͕ ƌĂŶĚŽŵŝǌĞĚ͕;ĂĐŬĞĂƚEdнDĞĚŝĐĂůdŚĞƌĂƉǇǀƐ͘ ŽŶƚŝŶƵĞĚDĞĚŝĐĂůdŚĞƌĂƉǇͿ͕ĚŽƵďůĞ Ͳ ďůŝŶĚ͕ƉŝůŽƚƐƚƵĚǇ ŽĨƉĂĐĞŵĂŬĞƌƉĂƚŝĞŶƚƐǁŝƚŚƉĞƌƐŝƐƚĞŶƚŚǇƉĞƌƚĞŶƐŝŽŶ 1 Kalaras et al. Journal of the American Heart Association. 2021;10:e020492 ahajournals.org/doi/10.1161/JAHA.120.020492 ; 2 Burkhoff MODERATO II Study 2 - Year Results TCT 2021; 3 24 - Hr aSBP Control (n=19),1 control patient could not be measured despite repeat measurement (patient had extremely high blood p ressure); Definitions: Major Adverse Cardiac Events (MACE) included death, heart failure, clinically significant arrhythmias (i.e., persistent or increase d a trial fibrillation, serious ventricular arrhythmias), myocardial infarction, stroke and renal failure in treatment group calculated per patient , Office Systolic Blood Pressure (oSBP), Ambulatory Systolic Blood Pressure (aSBP) 12 Significant Reduction in aSBP 24 Hours a Day - 11.1 mmHg in 24 - Hour aSBP at 6 months - 17.5 mmHg in oSBP at 2 years 0% MACE vs. 9.5% in control group at 6 months 85% of patients with reduction in aSBP 6 Months 24 Months Significant Reduction in 24 - Hr aSBP and oSBP 1,2 Ă^W oSBP 6 Months 0 - 5 - 10 - 15 - 20 - 3.1 P = 0.17 - 11.1 P < 0.001 - 12.4 P < 0.001 - 0.1 P = 0.94 Ͳ ϭϳ͘ϱ Wф Ϭ͘Ϭϭ Δ - 12.3 p = 0.02 Δ - 8.1 p = 0.01 Δ in BP (mmHg) 150 145 140 135 130 125 120 115 110 00:00 01:00 02:00 03:00 04:00 05:00 06:00 07:00 08:00 09:00 10:00 11:00 12:00 13:00 14:00 15:00 16:00 17:00 18:00 19:00 20:00 21:00 22:00 23:00 24 - Hr aSBP (mmHg) P < 0.01 for all times of day ŽŶƚƌŽů;Ŷс ϮϬ Ϳ ϯ ĂĐŬĞĂƚEd;Ŷс Ϯϲ Ϳ Pre - activation (n=26) 6 months (n=26) 6 Month Mean Pre - activation Mean

BackBeat CNT™ Pivotal Trial Design

Current anticipated trial design:

- Prospective, multi-center, double-blind study investigating the efficacy of BackBeat CNT™ in patients with uncontrolled hypertension (HTN) despite the use of antihypertensive medications, who are indicated for a dual-chamber pacemaker
- Inclusion and exclusion criteria for enrollment in the BackBeat CNT Pivotal Study will be similar to the criteria used in the MODERATO II study
- Patients will be randomized 1:1 in a double-blinded manner to either active treatment with BackBeat CNT with continued antihypertensive medications **or** standard pacing only with continued antihypertensive medications
- Anticipated primary efficacy and safety endpoints:
  - ***Efficacy endpoint:*** Superiority of treatment as compared to control based on mean change in 24-hour aSBP at 3 months post randomization
  - ***Safety endpoint:*** Safety assessment will include evaluation of differences in composite cardiovascular adverse events (CCAE) between groups at 12 months
- Enroll patients across ~80 study sites planned for United States, Europe and, potentially, Japan

13

Orchestra BioMed™

14 sŝƌƚƵĞΠ^ŝƌŽůŝŵƵƐ ŶŐŝŽ/ŶĨƵƐŝŽŶ Ρ ĂůůŽŽŶ;^Ϳ

Virtue® SAB Overview



Unmet Need

- Artery disease is the **leading cause of death** in the U.S. and worldwide
- **Significant paradigm shift toward *"leave nothing behind"*** treatment for coronary and peripheral indications representing an >***$3B global market opportunity***[1]
- Current treatment options are suboptimal and are associated with long-term risks and complications

Innovation

- ***Highly-differentiated, non-coated drug/device combination*** product candidate designed to reduce long-term complications by enabling angioplasty with protected delivery of extended release sirolimus
- ***Compelling clinical results in multi-center coronary ISR clinical trial*** with 3-year follow-up[2]
- ***FDA Breakthrough Device Designation*** received for indications in coronary ISR[3], coronary SV[4] and BTK[5]

Partnership with TERUMO

- ***Global commercial leader*** with >$2.5B annual interventional cardiology revenue responsible for commercializing ***Virtue SAB as flagship therapeutic offering***
- Collaboration driving multi-indication pivotal trial program starting with coronary ISR
- ***Orchestra BioMed to receive double-digit royalties and per unit drug payments***

[1]Total addressable market is 2025 market data based on company estimates;; [2]von Birgelen et al. JACC Vol. 59, No. 15, 2012 April 10, 2012:1350–61; Virtue SAB has received Breakthrough Device Designation for: [3]The balloon dilatation of the stenotic portion (up to 26 mm length) of a stented coronary artery (in-stent restenosis (ISR)) that is 2.25 to 4.0 mm in diameter, for the purpose of improving lumen diameter; [4]The balloon dilation of the de novo stenotic portion (up to 26mm in lesion length) of a native coronary artery of 2.0 mm to 2.5 mm in diameter (small coronary arteries), for the purpose of improving lumen diameter; [5]The balloon dilatation of the stenotic portion (up to 18 mm length) of an infrapopliteal artery (P-3 segment or distal, below the knee, with reference vessel diameter (RVD) 2.25 - 4.0 mm), for the purpose of improving lumen diameter.

15

Orchestra BioMed™

Large Opportunity for Leave Nothing Behind Solution

>$3 Billion Annual Global CAD & PAD Market Opportunity*

- Artery disease is the primary cause of death worldwide
- Large mature market with significant unmet need
  - Suboptimal treatments for coronary ISR, coronary SV *de novo* and BTK
- Designed to leverage existing treatment paradigm & established technologies: sirolimus and balloon angioplasty

>3.2M Addressable CAD & PAD Patients



Coronary

~2,000,000 patients

ISR, SV De Novo, High Bleed Risk

>$1.8 Billion



Annual Global Opportunity



Peripheral

~1,250,000 patients

BTK

>$1.2 Billion

*Total addressable market in 2025 based on company estimates; ***Definitions:*** Coronary Artery Disease (CAD), Peripheral Artery Disease (PAD), In-stent Restenosis (ISR), Small Vessel (SV, ≤2.5mm), High bleeding Risk De Novo (>2.5mm), Below-the-Knee (BTK, Rutherford 3-6, w/out severe comorbidities).

16

Orchestra BioMed

sŝƌƚƵĞΠ^ ŶŐŝŽ/ŶĨƵƐŝŽŶ Ρ ĂůůŽŽŶ ĚĞƐŝŐŶĞĚƚŽĞŶĂďůĞĂŶŐŝŽƉůĂƐƚǇ ǁŝƚŚƉƌŽƚĞĐƚĞĚĚƌƵŐĚĞůŝǀĞƌǇƚŽĚŝůĂƚĞǀĞƐƐĞů͕ƚŽĐŽŶƐŝƐƚĞŶƚůǇ ĚĞůŝǀĞƌŝŶƚĞŶĚĞĚĚŽƐĞĂŶĚƚŽůĞĂǀĞŶŽŵĞƚĂůďĞŚŝŶĚ Designed to Enable Angioplasty with Protected Sirolimus Delivery while Leaving No Metal Behind 17 1 Granada et al. EuroIntervention 2016;12:740 - 747 Precise dose protected in dose unit Inflated to deliver dose through micropores ^ŝƌŽůŝŵƵƐ&Z Ρ &ŽƌŵƵůĂƚŝŽŶ ƉƌŽǀŝĚĞĚĞǆƚĞŶĚĞĚĨŽĐĂů ƌĞůĞĂƐĞŽĨƚŚĞƌĂƉĞƵƚŝĐůĞǀĞůƐŽĨƐŝƌŽůŝŵƵƐƚŚƌŽƵŐŚĐƌŝƚŝĐĂů ŚĞĂůŝŶŐƉĞƌŝŽĚ; у ϯϬ ĚĂǇƐͿ ϭ ϭϬϬϬ 100 10 1 0.1 0.01 0.001 Ϭ͘ϬϬϬϭ ^ŝƌŽůŝŵƵƐdŝƐƐƵĞŽŶĐĞŶƚƌĂƚŝŽŶ;ŶŐͬŵŐͿ Required Therapeutic Concentration > 1ng/mg Lung, liver & kidney below level of assay quantification (0.1 ng/mg) in <1 week 0 5 10 15 ϮϬ Ϯϱ 30 Coronary Distal Kidney Liver Lun g Time (Days) N = 753 porcine coronary artery segments Protected Delivery/No Drug Coating • No drug loss in transit • No time limits on delivery • No drug coating particulates

Compelling SABRE Trial Results in Coronary ISR Patients ϭ sĞƌŚĞǇĞĞƚĂů͘:ĂƌĚŝŽǀĂƐĐ/ŶƚĞƌǀ ϮϬϭϳ KĐƚ Ϯϯ ͖ ϭϬ ; ϮϬ Ϳ͗ ϮϬϮϵ Ͳ ϮϬϯϳ ͘K/͗ ϭϬ͘ϭϬϭϲ ͬũ͘ũĐŝŶ͘ ϮϬϭϳ͘Ϭϲ͘ϬϮϭ ͘ Ϯ 'ƌĂŶĂĚĂ ϯ Ͳ zĞĂƌůŝŶŝĐĂůZĞƐƵůƚƐdd ϮϬϭϴ ͘ ϯ Ͳ zĞĂƌ^ZdƌŝĂůůŝŶŝĐĂůZĞƉŽƌƚŽŶĨŝůĞ͘ ĞĨŝŶŝƚŝŽŶƐ͗ dĂƌŐĞƚůĞƐŝŽŶĨĂŝůƵƌĞ;d>&Ϳ͕ůĂƚĞůƵŵĞŶůŽƐƐ;>>>Ϳ͕ƚĂƌŐĞƚůĞƐŝŽŶƌĞǀĂƐĐƵůĂƌŝǌĂƚŝŽŶ;d>ZͿĂŶĚDǇŽĐĂƌĚŝĂů/ŶĨĂƌĐƚŝŽŶ;D/Ϳ͘ ϭϴ Virtue® SAB preliminarily demonstrated encouraging safety and efficacy results in patients with coronary in - stent restenosis (ISR) in prospective, multi - center SABRE Trial 1 0.12 mm LLL at 6 - months 2.8% Target Lesion Failure at 1 year 0% New TLR between 1 to 3 years Demonstrated Preliminary Safety Data with Low Safety Event Rates Out to 3 Years 2 Preliminary Efficacy Results Showed Low 0.12mm Late Loss 1 RVD reported using Internormal values; 2 Trial primary performance endpoint; 3 Trial secondary performance endpoint (binary restenosis = >50% lumen diameter stenosis). 4 Data is based on per protocol population criteria revised to be consistent with proposed Virtue ISR - US pivotal study population. Event Rates (%) ĂƌĚŝĂĐĞĂƚŚ TV - MI TLR TLF 10% 9% 8% ϳ й ϲ й 5% 4% 3% 2% 1% 0% Ϭ й ϯϬ ĚĂǇƐ ϭ Ͳ ǇĞĂƌ ϯ Ͳ ǇĞĂƌƐ 0% 0% 0% 0% 0% 0% Ϯ͘ϴ й Ϯ͘ϴ й 2.8% 2.8% 5.6% 4

Virtue® SAB Coronary ISR US Pivotal Trial

Randomized Study Arm to Support Regulatory Approval: Single-Layer Coronary ISR

Double-blind, multi-center, prospective, **randomized controlled study** in patients with single-layer coronary ISR

→ **Key Inclusion**
RVD 2.5 to 4.0 mm, <30% DS
(vs. RVD 2.5 to 3.5, <40% DS SABRE[1] Trial)

→ R

- **Virtue® SAB N=200**
- **PBA N=100**

→ **Primary Endpoint**
Target Lesion Failure (CD, TV-MI and TLR) at 12 months

→ **Statistical Assumption**
90% powered for superiority
Virtue SAB TLF ≤ 19% vs. PBA TLF ≥ 30%

Success Considerations
Virtue SAB: 2.8% TLF at 12 months in SABRE trial per protocol population
PBA: 33-46% TLF at 12 months in coronary ISR published studies

Non-Randomized Study Arm: Double-Layer Coronary ISR

Prospective, **single-arm, controlled study** in patients with double-layer coronary ISR

→ **Key Inclusion**
RVD 2.5 to 4.0 mm, <30% DS
(vs. RVD 2.5 to 3.5, <40% DS SABRE[1] Trial)

→ **Virtue® SAB N=100**

→ **Primary Endpoint**
Target Lesion Failure (CD, TV-MI and TLR) at 12 months

Study Objective
Provide additional clinical data in support of use in double-layer Coronary ISR without confounding TLF performance results in single-layer Coronary ISR

12-18 Months Enrollment → 12 Month Primary Endpoint →

[1]Verheye S. JACC Cardiovasc Interv. 2017; 10: 2029-37. ***Definitions:*** Coronary In-stent Restenosis (ISR), Diameter Stenosis (DS), Plain Balloon Angioplasty (PBA). Revised per protocol analysis set meets the criteria of the proposed In-Stent Restenosis IDE study population.

19

Orchestra BioMed

2023 - Anticipated Milestones

Planned Regulatory Milestones

- BackBeat CNT
  - HTN + Pacemaker FDA IDE Approval
- Virtue SAB Coronary ISR
  - Virtue-ISR-US FDA IDE Approval
  - Japan PMDA CTN Approval[1]
- Virtue SAB – Coronary SV
  - Japan PMDA CTN Approval[1]

Planned Clinical Milestones

- BackBeat CNT
  - HTN + P 1st Pt. Enrollment
- Virtue SAB
  - Coronary ISR 1st Pt. Enrollment
- CNT-HF and SirolimusEFR Program Updates

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[1]Timing estimated and subject to Terumo execution since Terumo controls development of Virtue SAB for SV indication and for ISR in Japan

Orchestra BioMed™

Bringing Medical Innovations to Life Through Partnerships







Partnership-Enabled Business Model & Accomplished Leadership Team

- Designed to accelerate innovation to patients, enable pipeline expansion and drive strong partner and shareholder value
- Highly experienced team with proven track record of innovation and execution

Two Programs Targeting Large Markets Supported by Promising Trial Data Entering Pivotal Trials

- **BackBeat CNT™**
  - >$10 billion annual market
  - Randomized, controlled study shows efficacy potential
  - Collaboration with Medtronic
- **Virtue® SAB**
  - ~$3 billion annual market
  - 3-year pilot study results show potential safety & efficacy
  - Partnered with TERUMO

Strong Balance Sheet and Committed Strategic and Financial Investors

Medtronic

rtw

PERCEPTIVE ADVISORS

TERUMO

21

Partnership - Enabled Business Model 22

Significant Barriers Prevent Innovation From Reaching Patients 23 Startups often struggle for resources to reach commercial value inflection Large companies’ constrained R&D budgets limit innovation & acquisitions /ŶĐƌĞĂƐŝŶŐďƵƌĚĞŶŽĨĐŽƐƚ͕ƚŝŵĞ͕ĂŶĚǁŽƌŬ ƚŽďƌŝŶŐŵĞĚŝĐĂůŝŶŶŽǀĂƚŝŽŶƚŽƉĂƚŝĞŶƚƐ WƌŽĚƵĐƚĞǀĞůŽƉŵĞŶƚ Commercialization 1 Pitchbook – Analysis of 430 companies since 2015 that completed at least Series B financing 2 SVB Healthcare Report 2019 3 Capital IQ Avg $60M funding needed, 85% of acquisitions required commercial traction 1 Avg 7% of revenue spent on R&D by top 20 med device vs. 20% in pharma 2,3

Orchestra BioMed Can Accelerate Innovation to Patients


Risk-Reward Sharing **Partnerships**
Can Overcome the Barriers to Innovation

24

Orchestra BioMed™

Ϯϱ Large Market with Unmet Needs Potential for High Impact Favorable for Partnering Key Pipeline Criteria Large market, significant unmet needs, established distribution channels Designed to improve standard of care, fit existing treatment paradigm, disrupt market dynamics ^ŝŐŶŝĨŝĐĂŶƚĚŝĨĨĞƌĞŶƚŝĂƚŝŽŶ͕ĂƚƚƌĂĐƚŝǀĞĞĐŽŶŽŵŝĐƐĨŽƌƉĂƌƚŶĞƌƐŚŝƉ͕ĚƵƌĂďůĞ/W ƉƌŽƚĞĐƚŝŽŶ ^ĞůĞĐƚŝŶŐKƉƚŝŵĂůKƉƉŽƌƚƵŶŝƚŝĞƐ Develop for Partnership Pre - partnered Acquisitions Innovation Royalty - based R&D Programs

Orchestrating Inn vation 26 ƌĞĂƚĞĚWŝƉĞůŝŶĞ͕WŝŽŶĞĞƌĞĚƵƐŝŶĞƐƐDŽĚĞůĂŶĚƐƚĂďůŝƐŚĞĚWĂƌƚŶĞƌƐŚŝƉƐ ŽŵďŝŶĞĚ͕ŽƵƌůĞĂĚĞƌƐŚŝƉƚĞĂŵŚĂƐ Years of experience Average years of experience each New product approvals/clearances Authored patents 250 + 25 ϭϬϬ н ϲϬϬ н Accomplished Leadership Team